Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended March 31,
	2014	2013
Revenues:
Rooms	$103,100	$98,264
Food and beverage	70,017	62,057
Other hotel operating revenue	20,239	19,659
Lease revenue	1,299	1,200
Total revenues	194,655	181,180
Operating Costs and Expenses:
Rooms	33,707	31,763
Food and beverage	54,603	51,550
Other departmental expenses	53,579	51,181
Management fees	5,778	5,010
Other hotel expenses	15,678	14,889
Lease expense	1,258	1,176
Depreciation and amortization	22,205	24,908
Corporate expenses	7,193	5,763
Total operating costs and expenses	194,001	186,240
Operating income (loss)	654	(5,060)
Interest expense	(18,274)	(19,663)
Interest income	27	10
Equity in earnings of unconsolidated affiliates	4,445	1,345
Foreign currency exchange gain (loss)	2	(86)
Gain on consolidation of affiliate	78,117	—
Other income, net	423	132
Income (loss) before income taxes and discontinued operations	65,394	(23,322)
Income tax expense	(39)	(13)
Income (loss) from continuing operations	65,355	(23,335)
Income from discontinued operations, net of tax	158,435	1,989
Net Income (Loss)	223,790	(21,346)
Net (income) loss attributable to the noncontrolling interests in SHR's operating partnership	(849)	87
Net loss attributable to the noncontrolling interests in consolidated affiliates	4,041	3,852
Net Income (Loss) attributable to SHR	226,982	(17,407)
Preferred shareholder dividends	(9,824)	(6,041)
Net Income (Loss) Attributable to SHR Common Shareholders	$217,158	$(23,448)
Basic Income (Loss) Per Common Share:
Income (loss) from continuing operations attributable to SHR common shareholders	$0.29	$(0.12)
Income from discontinued operations attributable to SHR common shareholders	0.76	0.01
Net income (loss) attributable to SHR common shareholders	$1.05	$(0.11)
Weighted average shares of common stock outstanding	206,983	206,981
Diluted Income (Loss) Per Common Share:
Income (loss) from continuing operations attributable to SHR common shareholders	$0.25	$(0.13)
Income from discontinued operations attributable to SHR common shareholders	0.72	0.01
Net income (loss) attributable to SHR common shareholders	$0.97	$(0.12)
Weighted average shares of common stock outstanding	219,368	218,710

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Consolidated Balance Sheets
(in thousands, except share data)

	March 31, 2014	December 31, 2013
Assets
Investment in hotel properties, net	$2,033,812	$1,795,338
Goodwill	38,128	38,128
Intangible assets, net of accumulated amortization of $6,158 and $11,753	3,877	29,502
Assets held for sale	—	135,901
Investment in unconsolidated affiliates	76,779	104,973
Cash and cash equivalents	166,892	73,655
Restricted cash and cash equivalents	81,698	75,916
Accounts receivable, net of allowance for doubtful accounts of $486 and $606	52,691	39,660
Deferred financing costs, net of accumulated amortization of $11,539 and $12,354	6,800	8,478
Prepaid expenses and other assets	32,572	35,600
Total assets	$2,493,249	$2,337,151
Liabilities, Noncontrolling Interests and Equity
Liabilities:
Mortgages and other debt payable, net of discount	$1,161,263	$1,163,696
Bank credit facility	30,000	110,000
Liabilities of assets held for sale	—	17,027
Accounts payable and accrued expenses	203,699	189,889
Preferred stock redemption liability	103,704	—
Distributions payable	2,277	—
Deferred tax liabilities	45,957	46,137
Total liabilities	1,546,900	1,526,749
Commitments and contingencies
Noncontrolling interests in SHR’s operating partnership	8,124	7,534
Equity:
SHR’s shareholders’ equity:
8.50% Series A Cumulative Redeemable Preferred Stock ($0.01 par value per share; 4,148,141 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $103,704 in the aggregate)	—	99,995
8.25% Series B Cumulative Redeemable Preferred Stock ($0.01 par value per share; 3,615,375 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $90,384 in the aggregate)	87,064	87,064
8.25% Series C Cumulative Redeemable Preferred Stock ($0.01 par value per share; 3,827,727 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $95,693 in the aggregate)	92,489	92,489
Common stock ($0.01 par value per share; 350,000,000 shares of common stock authorized; 205,792,726 and 205,582,838 shares of common stock issued and outstanding)	2,058	2,056
Additional paid-in capital	1,696,148	1,705,306
Accumulated deficit	(1,007,970)	(1,234,952)
Accumulated other comprehensive loss	(22,328)	(41,445)
Total SHR’s shareholders’ equity	847,461	710,513
Noncontrolling interests in consolidated affiliates	90,764	92,355
Total equity	938,225	802,868
Total liabilities, noncontrolling interests and equity	$2,493,249	$2,337,151

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Financial Highlights
Supplemental Financial Data
(in thousands, except per share information)

	March 31, 2014
	Pro Rata Share	Consolidated
Capitalization
Shares of common stock outstanding	205,793	205,793
Operating partnership units outstanding	797	797
Restricted stock units outstanding	1,619	1,619
Combined shares and units outstanding	208,209	208,209
Common stock price at end of period	$10.19	$10.19
Common equity capitalization	$2,121,650	$2,121,650
Preferred equity capitalization (at $25.00 face value)	186,078	186,078
Preferred stock redemption liability	103,704	103,704
Consolidated debt	1,193,755	1,193,755
Pro rata share of unconsolidated debt	172,900	—
Pro rata share of consolidated debt	(132,791)	—
Cash and cash equivalents	(166,892)	(166,892)
Total enterprise value	$3,478,404	$3,438,295
Net Debt / Total Enterprise Value	33.7%	32.9%
Preferred Equity / Total Enterprise Value	5.3%	5.4%
Common Equity / Total Enterprise Value	61.0%	61.7%

Discontinued Operations
(in thousands)
The results of operations of hotels sold are classified as discontinued operations and segregated in the consolidated statements of operations for all periods presented. The following hotels were sold during the three months ended March 31, 2014:

Hotel	Location	Date Sold	Sales Proceeds
Four Seasons Punta Mita Resort and La Solana land parcel	Punta Mita, Mexico	February 28, 2014	$203,197,000
Marriott London Grosvenor Square	London, England	March 31, 2014	$208,306,000	(a)

(a)
There was an outstanding balance of £67,301,000 ($112,150,000) on the mortgage loan secured by the Marriott London Grosvenor Square hotel, which was repaid at the time of closing. The net proceeds we received were $96,156,000.

The following is a summary of income from discontinued operations for the three months ended March 31, 2014 and 2013 (in thousands):

	Three Months Ended March 31,
	2014	2013
Hotel operating revenues	$17,767	$20,287
Operating costs and expenses	11,485	13,722
Depreciation and amortization	1,275	2,310
Total operating costs and expenses	12,760	16,032
Operating income	5,007	4,255
Interest expense	(1,326)	(1,823)
Interest income	2	2
Loss on early extinguishment of debt	(272)	—
Foreign currency exchange gain	32	326
Income tax expense	(833)	(771)
Gain on sale, net of tax	155,825	—
Income from discontinued operations	$158,435	$1,989

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Investments in Unconsolidated Affiliates
(in thousands)
We have a 36.4% ownership interest in the Hotel del Coronado hotel that we account for using the equity method of accounting. We had a 50.0% ownership interest in the Fairmont Scottsdale Princess hotel that we accounted for using the equity method of accounting until we acquired the remaining 50.0% ownership interest on March 31, 2014. For purposes of this analysis, the operating results reflect the 50.0% ownership interest we held in the Fairmont Scottsdale Princess hotel prior to March 31, 2014.

	Three Months Ended March 31, 2014			Three Months Ended March 31, 2013
	Hotel del Coronado	Fairmont Scottsdale Princess	Total	Hotel del Coronado	Fairmont Scottsdale Princess	Total
Total revenues (100%)	$34,042	$35,006	$69,048	$30,330	$30,956	$61,286
Property EBITDA (100%)	$9,559	$13,191	$22,750	$7,874	$9,569	$17,443
Equity in (losses) earnings of unconsolidated affiliates (SHR ownership)
Property EBITDA	$3,351	$6,595	$9,946	$2,864	$4,785	$7,649
Depreciation and amortization	(1,955)	(1,551)	(3,506)	(1,865)	(1,840)	(3,705)
Interest expense	(1,900)	(168)	(2,068)	(2,490)	(194)	(2,684)
Other expenses, net	(4)	(30)	(34)	(16)	(8)	(24)
Income taxes	230	—	230	94	—	94
Equity in (losses) earnings of unconsolidated affiliates	$(278)	$4,846	$4,568	$(1,413)	$2,743	$1,330
EBITDA Contribution:
Equity in (losses) earnings of unconsolidated affiliates	$(278)	$4,846	$4,568	$(1,413)	$2,743	$1,330
Depreciation and amortization	1,955	1,551	3,506	1,865	1,840	3,705
Interest expense	1,900	168	2,068	2,490	194	2,684
Income taxes	(230)	—	(230)	(94)	—	(94)
EBITDA Contribution	$3,347	$6,565	$9,912	$2,848	$4,777	$7,625
FFO Contribution:
Equity in (losses) earnings of unconsolidated affiliates	$(278)	$4,846	$4,568	$(1,413)	$2,743	$1,330
Depreciation and amortization	1,955	1,551	3,506	1,865	1,840	3,705
FFO Contribution	$1,677	$6,397	$8,074	$452	$4,583	$5,035

Investments in Unconsolidated Affiliates (Continued)
(in thousands)

Debt	Interest Rate	Spread over LIBOR	Loan Amount	Maturity (a)
Hotel del Coronado
CMBS Mortgage and Mezzanine	3.80%	365 bp	$475,000	March 2018
Cash and cash equivalents			(9,799)
Net Debt			$465,201

(a)	Includes extension options.

Caps	Effective Date	LIBOR Cap Rate	Notional Amount	Maturity
Hotel del Coronado
CMBS Mortgage and Mezzanine Loan Caps	March 2013	3.00%	$475,000	March 2015

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Leasehold Information
(in thousands)

	Three Months Ended March 31,
	2014	2013
Marriott Hamburg:
Property EBITDA	$1,512	$1,396
Revenue (a)	$1,299	$1,200

Lease expense	(1,258)	(1,176)
Less: Deferred gain on sale-leaseback	(53)	(51)
Adjusted lease expense	(1,311)	(1,227)

Comparable EBITDA contribution from leasehold	$(12)	$(27)

Security Deposit (b):	March 31, 2014	December 31, 2013
Marriott Hamburg	$2,616	$2,611

(a)	For the three months ended March 31, 2014 and 2013, Revenue for the Marriott Hamburg hotel represents lease revenue.

(b)	The security deposit is recorded in prepaid expenses and other assets on the consolidated balance sheets.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Non-GAAP Financial Measures
We present five non-GAAP financial measures that we believe are useful to management and investors as key measures of our operating performance: Funds from Operations (FFO); FFO—Fully Diluted; Comparable FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization (EBITDA); and Comparable EBITDA.
EBITDA represents net income (or loss) attributable to SHR common shareholders excluding: (i) interest expense, (ii) income taxes, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; (iii) depreciation and amortization; and (iv) preferred stock dividends. EBITDA also excludes interest expense, income taxes and depreciation and amortization of our unconsolidated affiliates. EBITDA is presented on a full participation basis, which means we have assumed conversion of all redeemable noncontrolling interests of our operating partnership into our common stock. We believe this treatment of noncontrolling interests provides useful information for management and our investors and appropriately considers our current capital structure. We also present Comparable EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks, as well as the effect of gains or losses on sales of assets, early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and certain other charges that are highly variable from year to year. We believe EBITDA and Comparable EBITDA are useful to management and investors in evaluating our operating performance because they provide management and investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help management and investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA and Comparable EBITDA as measures in determining the value of acquisitions and dispositions.
We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, with the exception of impairment of depreciable real estate. NAREIT adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding losses or gains from sales of depreciable property, impairment of depreciable real estate, real estate-related depreciation and amortization, and our portion of these items related to unconsolidated affiliates. We also present FFO—Fully Diluted, which is FFO plus income or loss on income attributable to redeemable noncontrolling interests in our operating partnership. We also present Comparable FFO, which is FFO—Fully Diluted excluding the impact of any gains or losses on early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and certain other charges that are highly variable from year to year. We believe that the presentation of FFO, FFO—Fully Diluted and Comparable FFO provides useful information to management and investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization. We also present Comparable FFO per diluted share as a non-GAAP measure of our performance. We calculate Comparable FFO per diluted share for a given operating period as our Comparable FFO (as defined above) divided by the weighted average of fully diluted shares outstanding, excluding shares related to the JW Marriott Essex House Hotel put option. Dilutive securities may include shares granted under share-based compensation plans and operating partnership units. No effect is shown for securities that are anti-dilutive.
We caution investors that amounts presented in accordance with our definitions of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA should not be considered as an alternative measure of our net income (or loss) or operating performance. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net income (or loss) attributable to SHR common shareholders. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. We have provided a quantitative reconciliation of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA to the most directly comparable GAAP financial performance measure, which is net income (or loss) attributable to SHR common shareholders.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Reconciliation of Net Income (Loss) Attributable to SHR Common Shareholders to EBITDA and Comparable EBITDA
(in thousands)

	Three Months Ended March 31,
	2014	2013
Net income (loss) attributable to SHR common shareholders	$217,158	$(23,448)
Depreciation and amortization—continuing operations	22,205	24,908
Depreciation and amortization—discontinued operations	1,275	2,310
Interest expense—continuing operations	18,274	19,663
Interest expense—discontinued operations	1,326	1,823
Income taxes—continuing operations	39	13
Income taxes—discontinued operations	833	771
Income taxes—sale of assets	20,451	—
Noncontrolling interests	849	(87)
Adjustments from consolidated affiliates	(3,675)	(3,554)
Adjustments from unconsolidated affiliates	5,290	6,316
Preferred shareholder dividends	9,824	6,041
EBITDA	293,849	34,756
Realized portion of deferred gain on sale-leaseback	(53)	(51)
Gain on consolidation of affiliate	(78,117)	—
Gain on sale of assets—discontinued operations	(176,276)	—
Loss on early extinguishment of debt—discontinued operations	272	—
Foreign currency exchange (gain) loss—continuing operations (a)	(2)	86
Foreign currency exchange gain—discontinued operations (a)	(32)	(326)
Activist shareholder costs	1,533	—
Comparable EBITDA	$41,174	$34,465

(a)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Reconciliation of Net Income (Loss) Attributable to SHR Common Shareholders to
Funds From Operations (FFO), FFO—Fully Diluted and Comparable FFO
(in thousands, except per share data)

	Three Months Ended March 31,
	2014	2013
Net income (loss) attributable to SHR common shareholders	$217,158	$(23,448)
Depreciation and amortization—continuing operations	22,205	24,908
Depreciation and amortization—discontinued operations	1,275	2,310
Corporate depreciation	(123)	(131)
Gain on consolidation of affiliate	(78,117)	—
Gain on sale of assets, net of tax—discontinued operations	(155,825)	—
Realized portion of deferred gain on sale-leaseback	(53)	(51)
Noncontrolling interests adjustments	(98)	(127)
Adjustments from consolidated affiliates	(1,835)	(1,641)
Adjustments from unconsolidated affiliates	3,506	3,706
FFO	8,093	5,526
Redeemable noncontrolling interests	947	40
FFO—Fully Diluted	9,040	5,566
Non-cash mark to market of interest rate swaps—continuing operations	(2,294)	(2,298)
Non-cash mark to market of interest rate swaps—discontinued operations	—	(746)
Loss on early extinguishment of debt—discontinued operations	272	—
Foreign currency exchange (gain) loss—continuing operations (a)	(2)	86
Foreign currency exchange gain—discontinued operations (a)	(32)	(326)
Activist shareholder costs	1,533	—
Excess of redemption liability over carrying amount of Series A Preferred Stock	3,709	—
Comparable FFO	$12,226	$2,282
Comparable FFO per fully diluted share	$0.06	$0.01
Weighted average diluted shares (b)	209,583	209,895

(a)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

(b)	Excludes shares related to the JW Marriott Essex House Hotel put option.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Debt Summary
(dollars in thousands)

Debt	Interest Rate	Spread (a)	Loan Amount	Maturity (b)
North Beach Venture	5.00%	Fixed	$1,469	January 2015
Bank credit facility (c)	3.15%	300 bp	30,000	June 2015
Fairmont Scottsdale Princess (d)	0.51%	36 bp	117,000	April 2015
Four Seasons Washington, D.C.	3.30%	315 bp	130,000	July 2016
Westin St. Francis	6.09%	Fixed	209,588	June 2017
Fairmont Chicago	6.09%	Fixed	93,124	June 2017
JW Marriott Essex House Hotel	4.75%	400 bp	185,826	September 2017
Hyatt Regency La Jolla (e)	4.50% / 10.00%	400 bp / Fixed	89,306	December 2017
InterContinental Miami	3.65%	350 bp	85,000	July 2018
Loews Santa Monica Beach Hotel	4.00%	385 bp	108,500	July 2018
InterContinental Chicago	5.61%	Fixed	143,943	August 2021
			1,193,756
Unamortized discount (d)			(2,493)
			$1,191,263

(a)
Spread over LIBOR (0.15% at March 31, 2014). Interest on the JW Marriott Essex House Hotel loan is subject to a 0.75% LIBOR floor. Interest on the Hyatt Regency La Jolla loan is subject to a 0.50% LIBOR floor.

(b)	Includes extension options.

(c)	On April 25, 2014, the Company entered into a new $300,000,000 secured bank credit facility, which replaced the previous secured bank credit facility.

(d)
On March 31, 2014, the Company acquired the remaining 50.0% equity interest in the Fairmont Scottsdale Princess hotel, increasing its equity ownership to 100.0%. In connection with the acquisition, the Company consolidated the hotel and assumed the mortgage loan secured by the Fairmont Scottsdale Princess hotel. The Company recorded the mortgage loan at its fair value, which included a debt discount of $2,493.000. The discount will be amortized on a straight-line basis through the loan's maturity date of April 2015 and will be included in interest expense in the consolidated statements of operations.

(e)	Interest on $72,000,000 is payable at LIBOR plus 4.00%, subject to a 0.50% LIBOR floor, and interest on $17,306,000 is payable at a fixed rate of 10.00%.
Interest Rate Swaps (f)

Swap Effective Date	Fixed Pay Rate Against LIBOR	Notional Amount	Maturity
February 2010	4.90%	$100,000	September 2014
February 2010	4.96%	100,000	December 2014
December 2010	5.23%	100,000	December 2015
February 2011	5.27%	100,000	February 2016
	5.09%	$400,000

(f) All interest rate swaps were terminated in April 2014 for $22,700,000.

Debt Summary (Continued)
(dollars in thousands)

Future scheduled debt principal payments (including extension options) are as follows:

Years ending December 31,	Amount
2014 (remainder)	$3,279
2015	154,498
2016	139,783
2017	577,037
2018	185,015
Thereafter	134,144
1,193,756
Unamortized discount	(2,493)
$1,191,263

Percent of fixed rate debt including swaps	72.5%
Weighted average interest rate including swaps (g)	6.16%
Weighted average maturity of fixed rate debt (debt with maturity of greater than one year)	3.67

(g) Excludes the amortization of deferred financing costs and the amortization of the interest rate swap costs.